SCHEDULE II
INFORMATION WITH RESPECT TO
TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR
SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)



                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

COMMON STOCK-GRIFFIN LAND & NURSERIES

          GABELLI FUNDS, INC.
               THE GABELLI SMALL CAP GROWTH FUND
                                 9/02/97            3,000            17.5000
               THE GABELLI EQUITY TRUST,INC.
                                 9/15/97            1,000            19.6250
               THE GABELLI CAPITAL ASSET FUND
                                 9/08/97            5,000            18.7500
          GAMCO INVESTORS, INC.
                                 9/15/97            3,500            18.7500
                                 9/15/97            3,500-           18.7500
                                 9/12/97            3,500            18.7500
                                 9/08/97            2,500            18.8750
                                 9/05/97            5,000            18.2500
                                 9/03/97            1,300            17.8750
                                 9/02/97            2,500            17.5000
          GAMCO INVESTORS, INC.
                                 9/15/97            2,000            19.5625
                                 9/12/97            2,400            19.0000
                                 9/08/97            5,000            18.2750
                                 9/05/97            2,000            18.2500
                                 9/03/97           15,000            17.8750
                                 9/02/97            1,600            17.5000
          GABELLI ASSOCIATES FUND
                                 8/25/97              300-           17.5000
                                 8/22/97              380-           17.0000
                                 8/21/97            1,600-           17.0938







          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NASDAQ NATIONAL MARKET.


          (2) PRICE EXCLUDES COMMISSION.



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